UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 26, 2010 (Date of earliest event reported)
Trycera Financial, Inc. (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-30872 (Commission File Number)	33-0910363 (IRS Employer Identification Number)

18200 Von Karman Ave, Suite 850 (Address of principal executive offices)		92612 (Zip Code)
949-263-1800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Trycera Financial, Inc. (OTC BB:TRYF), a diversified financial services company, today announced that it has appointed two key members to its executive leadership team.

The two appointments are a newly created Chief Technology Officer (CTO) position headed by Kevin Goldstein and Vice President of Sales headed by Reiner Vanooteghem. Both Messrs Goldstein and Vanooteghem have extensive experience within the prepaid card, alternative credit and program management industries and bring vast knowledge and industry networks into Trycera.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Trycera Financial, Inc. dated October 26, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2010	TRYCERA FINANCIAL, INC. By: /s/ Bryan Kenyon Bryan Kenyon CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Trycera Financial, Inc. dated October 26, 2010